UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.    )

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☐	Soliciting Material Pursuant to §240.14a-12

PulteGroup, Inc.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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PULTEGROUP, INC.

3350 PEACHTREE ROAD NORTHEAST

SUITE 150

ATLANTA, GA 30326

ATTN: TODD SHELDON

D38641-P52553-Z79441

Your Vote Counts!

PULTEGROUP, INC.

2021 Annual Meeting

Vote by May 11, 2021 11:59 PM ET. For shares held in a

Plan, vote by May 9, 2021 11:59 PM ET.

You invested in PULTEGROUP, INC. and it’s time to vote!

You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the shareholder meeting to be held on May 12, 2021.

Get informed before you vote

View the Notice and Proxy Statement and Annual Report on Form 10-K online OR you can receive a free paper copy of voting material(s) by requesting prior to April 28, 2021. If you would like to request a copy of the voting material(s), you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

Smartphone users	Vote at the Meeting*
Point your camera here and	May 12, 2021
vote without entering a	5:00 PM ET
control number
Via the Internet at: www.virtualshareholdermeeting.com/PHM2021

*

The shareholder meeting will have attendance requirements including, but not limited to, the entry of a control code. Please check the meeting materials and the meeting website for any special requirements for meeting attendance.

V1

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters.

Board
Voting Items		Recommends

1.	Election of Directors

Nominees:

1a.	Brian P. Anderson	For

1b.	Bryce Blair	For

1c.	Richard W. Dreiling	For

1d.	Thomas J. Folliard	For

1e.	Cheryl W. Grisé	For

1f.	André J. Hawaux	For

1g.	J. Phillip Holloman	For

1h.	Ryan R. Marshall	For

1i.	John R. Peshkin	For

1j.	Scott F. Powers	For

1k.	Lila Snyder	For

2.	Ratification of appointment of Ernst & Young LLP as our independent registered public accounting firm for 2021.	For

3.	Say-on-pay: Advisory vote to approve executive compensation.	For

NOTE: If any other matter is properly brought before the meeting and any adjournments thereof, the persons named in the proxy will vote in their discretion.

Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Sign up for E-delivery”.

D38642-P52553-Z79441